Exhibit 10.15

LOAN EXTENSION AGREEMENT

1.	THE PARTIES. This Loan Extension Agreement (“Agreement”) made February 15, 2026 between:

Borrower/Issuer:	NovelStem International Corp. Ltd., with a mailing address of 2255 Glades Road, Suite 221A, Boca Raton, FL (“Borrower or Issuer”) and

Lender/Holder:	Jan Loeb, with a mailing address of 7740 Cavern Lane, Attn: Jan Loeb, Parkland FL 33067 (“Lender or Holder”).

HEREINAFTER the Borrower and Lender shall be referred to together as the “Parties” and in consideration of the covenants herein contained agree as follows:

2.	ORIGINAL NOTE. This Agreement is amending a note that exists between the Parties signed on May 16, 2025 for the sum of Ninety-One Thousand Dollars ($91,000) plus additional advances and maturing on December 30, 2025 (“Original Note”). Such additional advances between May 16, 2025 and February 15, 2026 bring the principal advances through the date of this extension to a total of One Hundred Eighty-Six Thousand Eight Hundred Sixty-Seven Dollars ($186,867).

3.	EXTENSION. Under this Agreement, the Parties agree to extend the maturity date as stated in the Original Note to June 30, 2026 (“Extension Date”).

4.	ADDITIONAL TERMS. The Parties agree that all other terms and conditions stated in the Original Note shall remain in full force and effect and that there are no additional amendments.

IN WITNESS WHEREOF, the Parties have indicated their acceptance of the terms of this Agreement by their signatures below on the dates indicated.

Borrower’s Signature:	Date:

Lender’s Signature:	Date: